               HARTFORD LEADERS OUTLOOK (SERIES II, IIR AND III)
                WELLS FARGO LEADERS OUTLOOK (SERIES I, IR AND II)
                             SEPARATE ACCOUNT SEVEN
                   HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                               FILE NO. 333-101955

   SUPPLEMENT DATED NOVEMBER 1, 2005 TO THE PROSPECTUS DATED NOVEMBER 1, 2005

              SUPPLEMENT DATED NOVEMBER 1, 2005 TO YOUR PROSPECTUS

Effective November 1, 2005, the first paragraph under "Standard Death Benefits - Available for no additional charge" under Section I (Highlights), under subsection g (Death Benefits) is deleted and replaced with the following:

     - PREMIUM SECURITY DEATH BENEFIT: This benefit is available if both you and your Annuitant are younger than age 81 on the date we issue this Contract. The Death Benefit is the higher of (i) Contract Value, (ii) total Premiums adjusted for Surrenders, or (iii) the lesser of your Maximum Anniversary Value or your Contract Value plus 25% of your Maximum Anniversary Value (excluding Premium Payments we receive within 12 months of death). Once issued, this Death Benefit doesn't change for as long as you own your Contract.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV- 5303